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                                                                   EXHIBIT 10.20

                      RAYONIER SUBSTITUTE STOCK OPTION PLAN

                                                                  No: __________

                             STOCK OPTION AGREEMENT
                           (Form A -- 3 Year Vesting)

THIS AGREEMENT, made as of the 21st day of March, 1994 by and between Rayonier Inc. (the "Company") and the undersigned individual (the "Optionee"), pursuant to the Rayonier Substitute Stock Option Plan (the "Plan"). (Terms not defined herein shall have the same meaning as in the Plan.)

WHEREAS, the Optionee is an Executive Employee of the Company and the Company through the Plan's Committee has approved the grant of Options under the Plan to the Optionee.

NOW, THEREFORE, in consideration of the terms and conditions of this Agreement and pursuant to the Plan, the parties agree as follows:

1. GRANT OF OPTIONS. The Company hereby grants to the Optionee the right and option to purchase from the Company, at the exercise price set forth on SECTION 3 below, all or any part of the aggregate number of common shares of the Company, as such Common Shares are presently constituted (the "Common Shares"), set forth on said SECTION 3 .

2. TERMS AND CONDITIONS. It is understood and agreed that the Option evidenced hereby is subject to the provisions of the Plan (which are incorporated herein by reference) and the following terms and conditions:

         A. EXPIRATION DATE: The Option evidenced hereby shall expire on the date specified on SECTION 3 below.

         B. EXERCISE OF OPTION: The Option evidenced hereby shall be exercisable from time to time by submitting an appropriately completed "Notice of Exercise" form referred to below addressed as follows:

                                    The Bank of New York
                                    Stock Option Administration
                                    101 Barclay St., 12W
                                    New York, NY 10286
                                    or send via fax to 1-800-815-2988

                  (1) CASH ONLY EXERCISE -- submitting a "Notice of Cash Exercise," call 1-800-258-6905 to reach The Bank of New York Stock Option Help line;

                  (2) CASHLESS EXERCISE -- submitting an "Irrevocable Letter of Instruction" and Cashless Exercise and Sale Form" authorizing the delivery for sale of the exercised Common Shares, call 1-800-255-8282 to reach the BNY Personal Brokerage Help line;


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                  (3)      COMBINATION -- tendering a combination (1) and (2)
                           above.

                  WITHHOLDING TAXES. Without regard to the method of exercise and payment, the Optionee shall pay to the Company, upon notice of the amount due, any withholding taxes payable with respect to such exercise.

                  EXERCISE SCHEDULE. The Option granted hereby shall become exercisable only after one year of the Optionee's continuous employment with the Company and may be exercised thereafter at any time, or from time to time, but only to the extent of one-third of the total number of shares covered by the Option under this Agreement after the first anniversary of such employment, only to the extent of two-thirds of such total number of shares after the second anniversary thereof, and in full only after the third anniversary thereof, and in any event only during the continuance of the Optionee's said employment; provided that, the time during which the Optionee held an ITT Option shall be deemed continuous employment with the Company for this purpose. Notwithstanding the foregoing, this Option may not be exercised prior to the filing of a registration statement on Form S-8 with respect to the Common Shares subject to this Option.

         C. COMPLIANCE WITH LAWS AND REGULATIONS. The Option evidenced hereby are subject to restrictions imposed at any time on the exercise or delivery of shares in violation of the By-Laws of the Company or of any law or governmental regulation that the Company may find to be valid and applicable.

         D. INTERPRETATION. Optionee hereby acknowledges that this Agreement is governed by the Plan, a copy of which Optionee hereby acknowledges having received, and by such administrative rules and regulations relative to the Plan and not inconsistent therewith, as may be adopted and amended from time by the Committee (the "Rules"). Optionee agrees to be bound by the terms and provisions of the Plan and the Rules. The provisions of the Rayonier 1994 Incentive Stock Plan (the "Incentive Plan") applicable to non-qualified options thereunder shall apply for purposes of interpreting the provisions of this Agreement and the Plan, to the extent not inconsistent therewith. Optionee hereby acknowledges receiving a copy of the Incentive Plan.

         E. TRANSFER RESTRICTIONS. In addition to the restrictions on transferability imposed by the Plan and the Incentive Plan, this Option may not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder.


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3.       OPTION DATA.

         Optionee's Name:             _________________________

         Number of Common Shares
         Subject to this Option:      _________________________

         Exercise Price Per Share:    _________________________

         Expiration Date:             _________________________

4. GOVERNING LAW. This Agreement is issued, and the Option evidenced hereby is granted, in Stamford, CT and shall be governed and construed in accordance with the laws of the State of Connecticut.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its authorized officer, as of the day and year first above written.

Agreed to:                                          Rayonier Inc.

______________________________              By______________________________
Optionee:                                           John P. O'Grady
                                                    Senior Vice President
                                                    Human Resources

Date: _______________________


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                      RAYONIER SUBSTITUTE STOCK OPTION PLAN

                                                                  No: __________

                             STOCK OPTION AGREEMENT
                          (Form B -- Immediate Vesting)

THIS AGREEMENT, made as of the 21st day of March, 1994 by and between Rayonier Inc. (the "Company") and the undersigned individual (the "Optionee"), pursuant to the Rayonier Substitute Stock Option Plan (the "Plan"). (Terms not defined herein shall have the same meaning as in the Plan.)

WHEREAS, the Optionee is an Executive Employee of the Company and the Company through the Plan's Committee has approved the grant of Options under the Plan to the Optionee.

NOW, THEREFORE, in consideration of the terms and conditions of this Agreement and pursuant to the Plan, the parties agree as follows:

1. GRANT OF OPTIONS. The Company hereby grants to the Optionee the right and option to purchase from the Company, at the exercise price set forth on SECTION 3 below, all or any part of the aggregate number of common shares of the Company, as such Common Shares are presently constituted (the "Common Shares"), set forth on said SECTION 3 .

2. TERMS AND CONDITIONS. It is understood and agreed that the Option evidenced hereby is subject to the provisions of the Plan (which are incorporated herein by reference) and the following terms and conditions:

         A. EXPIRATION DATE: The Option evidenced hereby shall expire on the date specified on SECTION 3 below.

         B. EXERCISE OF OPTION: The Option evidenced hereby shall be exercisable from time to time by submitting an appropriately completed "Notice of Exercise" form referred to below addressed as follows:

                                    The Bank of New York
                                    Stock Option Administration
                                    101 Barclay St., 12W
                                    New York, NY 10286
                                    or send via fax to 1-800-815-2988

                  (1) CASH ONLY EXERCISE -- submitting a "Notice of Cash Exercise," call 1-800-258-6905 to reach The Bank of New York Stock Option Help line;


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                  (2)      CASHLESS EXERCISE -- submitting an "Irrevocable
                           Letter of Instruction" and Cashless Exercise and Sale Form" authorizing the delivery for sale of the exercised Common Shares, call 1-800-255-8282 to reach the BNY Personal Brokerage Help line;

                  (3) COMBINATION -- tendering a combination (1) and (2) above.

                  WITHHOLDING TAXES. Without regard to the method of exercise and payment, the Optionee shall pay to the Company, upon notice of the amount due, any withholding taxes payable with respect to such exercise.

                  EXERCISE SCHEDULE. The Option granted hereby shall become exercisable at the later of the date of execution of this Agreement and the date of the filing of a registration statement on Form S-8 with respect to the Common Shares subject to this Option.

          C. COMPLIANCE WITH LAWS AND REGULATIONS. The Option evidenced hereby are subject to restrictions imposed at any time on the exercise or delivery of shares in violation of the By-Laws of the Company or of any law or governmental regulation that the Company may find to be valid and applicable.

          D. INTERPRETATION. Optionee hereby acknowledges that this Agreement is governed by the Plan, a copy of which Optionee hereby acknowledges having received, and by such administrative rules and regulations relative to the Plan and not inconsistent therewith, as may be adopted and amended from time by the Committee (the "Rules"). Optionee agrees to be bound by the terms and provisions of the Plan and the Rules. The provisions of the Rayonier 1994 Incentive Stock Plan (the "Incentive Plan") applicable to non-qualified options thereunder shall apply for purposes of interpreting the provisions of this Agreement and the Plan, to the extent not inconsistent therewith. Optionee hereby acknowledges receiving a copy of the Incentive Plan.

          E. TRANSFER RESTRICTIONS. In addition to the restrictions on transferability imposed by the Plan and the Incentive Plan, this Option may not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder.


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3.       OPTION DATA.

         Optionee's Name:              ________________________________

         Number of Common Shares
         Subject to this Option:       ________________________________

         Exercise Price Per Share:     ________________________________

         Expiration Date:              ________________________________

4. GOVERNING LAW. This Agreement is issued, and the Option evidenced hereby is granted, in Stamford, CT and shall be governed and construed in accordance with the laws of the State of Connecticut.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its authorized officer, as of the day and year first above written.

Agreed to:                                             Rayonier Inc.

______________________________              By______________________________
Optionee:                                              John P. O'Grady
                                                       Senior Vice President
                                                       Human Resources

Date: _______________________


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                      RAYONIER SUBSTITUTE STOCK OPTION PLAN

                                                                  No: __________

                             STOCK OPTION AGREEMENT
                            (Form C -- 39/43 Vesting)

THIS AGREEMENT, made as of the 21st day of March, 1994 by and between Rayonier Inc. (the "Company") and the undersigned individual (the "Optionee"), pursuant to the Rayonier Substitute Stock Option Plan (the "Plan"). (Terms not defined herein shall have the same meaning as in the Plan.)

WHEREAS, the Optionee is an Executive Employee of the Company and the Company through the Plan's Committee has approved the grant of Options under the Plan to the Optionee.

NOW, THEREFORE, in consideration of the terms and conditions of this Agreement and pursuant to the Plan, the parties agree as follows:

1. GRANT OF OPTIONS. The Company hereby grants to the Optionee the right and option to purchase from the Company, at the exercise price set forth on SECTION 3 below, all or any part of the aggregate number of common shares of the Company, as such Common Shares are presently constituted (the "Common Shares"), set forth on said SECTION 3 .

2. TERMS AND CONDITIONS. It is understood and agreed that the Option evidenced hereby is subject to the provisions of the Plan (which are incorporated herein by reference) and the following terms and conditions:

         A. EXPIRATION DATE: The Option evidenced hereby shall expire on the date specified on SECTION 3 below.

         B. EXERCISE OF OPTION: The Option evidenced hereby shall be exercisable from time to time by submitting an appropriately completed "Notice of Exercise" form referred to below addressed as follows:

                                    The Bank of New York
                                    Stock Option Administration
                                    101 Barclay St., 12W
                                    New York, NY 10286
                                    or send via fax to 1-800-815-2988

                 (1) CASH ONLY EXERCISE -- submitting a "Notice of Cash Exercise," call 1-800-258-6905 to reach The Bank of New York Stock Option Help line;


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                 (2)        CASHLESS EXERCISE -- submitting an "Irrevocable
                            Letter of Instruction" and Cashless Exercise and Sale Form" authorizing the delivery for sale of the exercised Common Shares, call 1-800-255-8282 to reach the BNY Personal Brokerage Help line;

                 (3) COMBINATION -- tendering a combination (1) and (2) above.

                 WITHHOLDING TAXES. Without regard to the method of exercise and payment, the Optionee shall pay to the Company, upon notice of the amount due, any withholding taxes payable with respect to such exercise.

                 EXERCISE SCHEDULE. Stock options will be exercisable as to two-thirds when the trading price of Rayonier Common Shares reaches $39.19 per share and as to the remaining one-third when the trading price of Rayonier Common Shares reaches $43.89 per share. These threshold conditions will be computed by using the daily closing price of Rayonier Common Shares as reported on the New York Stock Exchange Composite Transactions. The closing price of Rayonier Common Shares must remain at or above the required threshold price for ten (10) consecutive trading days. Notwithstanding the foregoing threshold requirements, this Option shall become fully exercisable after October 16, 2002 and no portion hereof may be exercised prior to the filing of a registration statement on Form S-8 with respect to the Common Shares subject to this Option.

         C. COMPLIANCE WITH LAWS AND REGULATIONS. The Option evidenced hereby are subject to restrictions imposed at any time on the exercise or delivery of shares in violation of the By-Laws of the Company or of any law or governmental regulation that the Company may find to be valid and applicable.

         D. INTERPRETATION. Optionee hereby acknowledges that this Agreement is governed by the Plan, a copy of which Optionee hereby acknowledges having received, and by such administrative rules and regulations relative to the Plan and not inconsistent therewith, as may be adopted and amended from time by the Committee (the "Rules"). Optionee agrees to be bound by the terms and provisions of the Plan and the Rules. The provisions of the Rayonier 1994 Incentive Stock Plan (the "Incentive Plan") applicable to non-qualified options thereunder shall apply for purposes of interpreting the provisions of this Agreement and the Plan, to the extent not inconsistent therewith. Optionee hereby acknowledges receiving a copy of the Incentive Plan.

         E. TRANSFER RESTRICTIONS. In addition to the restrictions on transferability imposed by the Plan and the Incentive Plan, this Option may not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder.


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3.       OPTION DATA.

         Optionee's Name:               _________________________

         Number of Common Shares
         Subject to this Option:        _________________________

         Exercise Price Per Share:      _________________________

         Expiration Date:               _________________________

4. GOVERNING LAW. This Agreement is issued, and the Option evidenced hereby is granted, in Stamford, CT and shall be governed and construed in accordance with the laws of the State of Connecticut.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its authorized officer, as of the day and year first above written.


Agreed to:                                          Rayonier Inc.

______________________________              By______________________________
Optionee:                                           John P. O'Grady
                                                    Senior Vice President
                                                    Human Resources

Date: _______________________